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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         -------------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2001


                       INVERNESS MEDICAL TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                      0-20871                  04-3164127
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
             -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 647-3900
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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         Inverness Medical Technology, Inc. ("Inverness") hereby amends its
Current Report on Form 8-K, dated March 28, 2001, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Audited financial statements of LXN Corporation as of and for the years ended December 31, 2000 and 1999 are contained in
                  Exhibit 99.1 attached hereto and are incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Unaudited pro forma financial information of Inverness as of and for the year ended December 31, 2000 giving pro forma effect to Inverness' acquisition of LXN Corporation is contained in Exhibit 99.2 attached hereto and is incorporated herein by reference.

         (c)      EXHIBITS.

                  EXHIBIT NO.       DESCRIPTION

                     *2.1 Agreement and Plan of Merger, dated as of February 15, 2001, by and among Inverness Medical Technology, Inc., LXN Acquisition Corp. and LXN Corporation.**

                     23.1           Consent of Arthur Andersen LLP

                     23.2           Consent of PricewaterhouseCoopers LLP

                     99.1 Audited financial statements of LXN Corporation as of and for the years ended December 31, 2000 and 1999.

                     99.2 Unaudited pro forma financial information of Inverness Medical Technology, Inc. as of and for the year ended December 31, 2000 relating to the acquisition of LXN Corporation.

                     *     Previously filed.

                     ** Inverness agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INVERNESS MEDICAL TECHNOLOGY, INC.



Date: June 11, 2001                     /S/ DUANE L. JAMES
                                        Duane L. James
                                        Vice President of Finance and Treasurer


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

    *2.1 Agreement and Plan of Merger, dated as of February 15, 2001, by and among Inverness Medical Technology, Inc., LXN Acquisition Corp. and LXN Corporation.**

    23.1                   Consent of Arthur Andersen LLP

    23.2                   Consent of PricewaterhouseCoopers LLP

    99.1 Audited financial statements of LXN Corporation as of and for the years ended December 31, 2000 and 1999.

    99.2 Unaudited pro forma financial information of Inverness Medical Technology, Inc. as of and for the year ended December 31, 2000 relating to the acquisition of LXN Corporation.

     *   Previously filed.

    ** Inverness agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.